UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08216

PIMCO Strategic Global Government Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: January 31, 2013

Date of reporting period: January 31, 2013

ITEM 1: REPORT TO SHAREHOLDERS

Annual Report

January 31, 2013

PIMCO Strategic Global Government Fund, Inc.

1.31.13	PIMCO Strategic Global Government Fund, Inc. Annual Report	1

Hans W. Kertess

Chairman

Brian S. Shlissel

President & CEO

Dear Stockholder:

The US economy continued to advance during the twelve-month fiscal reporting period ended January 31, 2013. The housing market, on a nationwide basis, showed signs of strength, hiring continued at a steady pace, and export orders were on the rise. As consumer confidence increased, investors shifted assets from US Treasuries to equities. Bond yields rose from all-time lows and stocks approached their highest levels in five years.

Twelve Months in Review through January 31, 2013

For the fiscal twelve-month period ended January 31, 2013, PIMCO Strategic Global Government Fund, Inc. (the “Fund”) returned 23.66% on net asset value (“NAV”) and 12.21% on market price. In contrast, US government bonds, as measured by the Barclays Long-Term U.S. Treasury Index, declined 0.2% and the Barclays U.S. Credit Index, which reflects corporate bond performance, advanced 6.20%. The Barclays U.S. Aggregate Bond Index, a measure of the broad US bond market, rose 2.59%, and the Barclays U.S. Intermediate Aggregate Bond Index, a broad measure of intermediate-term bonds, increased 2.30%. Mortgage-backed securities, as represented by the Barclays Mortgage Index, were up 1.66%. US stocks, as measured by the Standard & Poor’s 500 Index, increased 16.78%.

As the fiscal reporting period began, US gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, was growing at an annual rate of 2.0%. This slowed to a pace of 1.3% during the second quarter of 2012 before accelerating to an annual rate of 3.1% during the third quarter. In the fourth quarter of 2012, growth was negative 0.1%, which the government indicated was largely due to a sizable drop in defense spending.

In contrast, there were many encouraging economic signs in the private sector. US unemployment declined to 7.9% from 8.3% during the reporting period. According to the government, the economy created on average, 181,000 non-farm jobs each month during 2012. The S&P/Case-Shiller Home Price Index, a leading measure of the US residential housing market, indicated that home prices rose 5.5% in its 20-City Composite during the 12-month period ended November 30, 2012. According to a separate study by CoreLogic, a leading provider of consumer, financial and property information analytics and

2	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.13

services to businesses and governments, home prices increased in 46 of 50 states during the 12-month period ended December 31, 2012. Automobile sales were up 13% during the same period.

As the private sector strengthened and consumer confidence improved, investors shifted out of US Treasury securities; regarded as a safe haven in times of uncertainty. Prices for the benchmark 10-year U.S. Treasury bond fell, as yields rose from 1.51% to 2.02% during the 12-month reporting period.

Outlook

In addition to the drop in defense spending that contributed to a weaker-than-expected GDP figure in the fourth quarter of 2012, further spending cuts by the government began on March 1, 2013. These cuts (known as the “sequester”) are split between defense and domestic spending. As designed, the sequester would cut federal spending by $1.2 trillion over the next ten years. Both the White

House and Congress say the cuts are such that the economic recovery could be jeopardized. As of this writing, the cuts are underway, and politicians have not resolved this dilemma of their own making.

Beyond this uncertainty, we see positive signs for the US economy in 2013. The economy is expected to grow 2.50% to 2.75%, driven primarily by the strengthening housing market. Home prices are anticipated to appreciate 10% on a national basis and the improving labor market is expected to drive wage gains beyond the drag created by the December 31, 2012 expiration of the 2% payroll tax holiday.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s subadviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess Chairman of the Board of Directors	Brian S. Shlissel President & Chief Executive Officer

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

1.31.13	PIMCO Strategic Global Government Fund, Inc. Annual Report	3

PIMCO Strategic Global Government Fund, Inc. Fund Insights

January 31, 2013 (unaudited)

For the fiscal year ended January 31, 2013, PIMCO Strategic Global Government Fund, Inc. (the “Fund”) returned 23.66% on net asset value (“NAV”) and 12.21% on market price, outperforming the unmanaged Barclays U.S. Aggregate Bond and Barclays U.S. Intermediate Aggregate Bond Indices which returned 2.59% and 2.30%, respectively, during the reporting period.

While the US fixed income market experienced periods of weakness during the reporting period, all told solid results were generated as investors who assumed greater risk were generally rewarded. Market volatility was often triggered by macro issues that impacted investor sentiment, including the European sovereign debt crisis, moderating global growth and the US “fiscal cliff.” However, market setbacks were typically short-lived, as investor risk aversion was often quickly replaced with renewed risk appetite as incremental yield was sought in the low interest rate environment. Investor sentiment was also buoyed during the period due to signs of progress in Europe, coupled with additional quantitative easing by the Federal Reserve Board (“Fed”) and the European Central Bank. One notable exception was at the end of the period, as the fiscal cliff was averted and interest rates moved sharply higher in January 2013. All told, during the 12 months ended January 31, 2013, both short- and long-term Treasury yields moved higher and the yield curve steepened.

Sector positioning drives the Fund’s outperformance

The Fund’s overweight exposure to agency mortgage-backed securities (“MBS”) contributed to performance amid strong demand from banks and mortgage real estate investment trusts (“REITs”). In particular, an overweighting to 30-year Fannie Mae and Freddie Mac securities versus 30-year Ginnie Mae securities benefitted performance, as the Fed’s third round of quantitative easing introduced in September 2012 favored the more liquid conventional MBS. The Fund’s exposure to mortgage credit, such as non-agency MBS, commercial mortgage-backed securities and asset-backed securities was a major driver of performance as a result of favorable supply-demand technicals and improving fundamentals. An environment of persistent low interest rates pushed investors further along the credit curve in search of yield. At the same time, signs of broader economic stability, a nascent recovery in home prices and collateral performance improvement mitigated investor concerns. Elsewhere, an overweighting to investment grade corporate bonds was additive to performance as investors continued to seek relatively safe alternatives to US Treasuries that provide incremental yield.

A curve steepening bias detracted from performance during the first five months of the reporting period as the curve flattened. However, the steepening bias was ultimately rewarded as the yield curve steepened from July 2012 to January 2013.

4	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.13

PIMCO Strategic Global Government Fund, Inc. Performance & Statistics

January 31, 2013 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	12.21%	23.66%
5 Year	16.95%	15.32%
10 Year	11.03%	10.38%
Commencement of Operations (2/24/94) to 1/31/13	10.13%	9.10%

Market Price/NAV Performance:

Commencement of Operations (2/24/94) to 1/31/13

Market Price/NAV:

Market Price	$11.84
NAV	$9.66
Premium to NAV	22.57%
Market Price Yield(2)	8.11%
Levarage Ratio(3)	52.55%

Moody’s Ratings

(as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund stock. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund ‘s stock, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to stockholders by the market price at January 31, 2013.

(3) Represents Reverse Repurchase Agreements (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

1.31.13	PIMCO Strategic Global Government Fund, Inc. Annual Report	5

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2013

Principal Amount (000s)			Value
U.S. GOVERNMENT AGENCY SECURITIES – 169.5%
Fannie Mae – 122.7%
	$211	2.065%, 12/1/30, MBS (j)(l)	$214,172
	2	2.20%, 4/1/30, MBS (l)	1,964
	19	2.243%, 9/1/28, MBS (l)	20,141
	94	2.40%, 3/1/32, MBS (j)(l)	95,392
	9	2.415%, 2/1/32, MBS (l)	8,796
	83	2.445%, 12/1/28, MBS (j)(l)	89,139
	65	2.45%, 11/1/27, MBS (j)(l)	69,505
	9,898	2.50%, 12/25/27, CMO, IO (j)	1,160,945
	5	2.722%, 12/1/25, MBS (l)	5,865
	75	2.75%, 3/1/31, MBS (j)(l)	81,082
	59,000	3.00%, MBS, TBA, 15 Year (e)	61,959,222
	7,000	3.00%, MBS, TBA, 30 Year (e)	7,212,187
	20,000	3.50%, MBS, TBA, 30 Year (e)	21,053,126
	28,000	4.00%, MBS, TBA, 30 Year (e)	29,780,624
	918	4.00%, 6/1/39, MBS (j)	945,572
	468	4.25%, 11/25/24, CMO (j)	542,043
	5	4.25%, 3/25/33, CMO	4,722
	168,000	4.50%, MBS, TBA, 30 Year (e)	180,363,742
	4,717	4.50%, 7/25/40, CMO (j)	5,037,828
	7	5.00%, 12/1/18, MBS	7,677
	16,682	5.00%, 7/1/35, MBS (j)	18,094,950
	30,475	5.00%, 1/25/38-7/25/38, CMO (j)	33,732,958
	9	5.50%, 12/25/16, CMO	9,884
	19,087	5.50%, 7/25/24-4/25/35, CMO (j)	21,480,636
	100	5.75%, 6/25/33, CMO (j)	108,879
	2,500	5.807%, 8/25/43, CMO (j)	2,847,719
	46	6.00%, 2/25/17-4/25/17, CMO	48,706
	4,252	6.00%, 4/25/17-1/25/44, CMO (j)	4,950,285
	36,247	6.00%, 12/1/32-6/1/40, MBS (j)	39,855,390
	65	6.154%, 12/25/42, CMO (j)(l)	74,844
	39	6.459%, 10/25/42, CMO (j)(l)	43,049
	2,340	6.50%, 5/1/13-11/1/47, MBS	2,626,600
	9,874	6.50%, 6/25/23-6/25/44, CMO (j)	11,348,125
	8,314	6.50%, 9/1/28-7/1/39, MBS (j)	9,450,288
	39	6.85%, 12/18/27, CMO (j)	45,633
	1,058	6.928%, 2/25/42, CMO (j)(l)	1,226,409
	1,590	7.00%, 2/1/15-1/1/47, MBS	1,804,060
	6,541	7.00%, 3/1/16-7/1/36, MBS (j)	7,599,466
	2,842	7.00%, 6/18/27-3/25/45, CMO (j)	3,316,225
	1,258	7.00%, 9/25/41, CMO (j)(l)	1,481,608
	948	7.226%, 10/25/42, CMO (j)(l)	1,126,276
	516	7.50%, 6/1/17-5/1/22, MBS (j)	578,803
	3,593	7.50%, 10/25/22-6/25/44, CMO (j)	4,191,524
	183	7.50%, 4/1/24-5/1/32, MBS	195,162
	173	7.50%, 6/19/30, CMO (j)(l)	209,438
	10	7.50%, 7/25/42-8/25/42, CMO	11,276

6	PIMCO Strategic Global Government Fund, Inc. Fund Annual Report	1.31.13

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2013 (continued)

Principal Amount (000s)			Value
Fannie Mae (continued)
	$54	7.70%, 3/25/23, CMO (j)	$62,405
	1,484	7.959%, 7/19/30, CMO (j)(l)	1,663,412
	443	8.00%, 4/1/19-1/1/35, MBS	513,420
	202	8.00%, 9/25/21, CMO (j)	240,920
	582	8.00%, 5/1/30-11/1/31, MBS (j)	707,265
	24	8.50%, 4/1/16, MBS	24,698
	1,989	8.50%, 9/25/21-6/25/30, CMO (j)	2,288,346
	504	9.417%, 5/15/21, MBS	582,690
	162	10.005%, 7/15/27, MBS	176,466

			481,371,559

Freddie Mac – 39.1%
	8	2.262%, 12/1/26, MBS (l)	8,619
	42	2.499%, 9/1/31, MBS (j)(l)	42,503
	7	2.908%, 4/1/33, MBS (l)	6,955
	3,000	4.00%, MBS, TBA, 30 Year (e)	3,182,344
	36,308	4.50%, 5/1/39, MBS (j)	40,237,350
	31	5.00%, 2/15/24, CMO (j)	34,723
	19,394	5.00%, 7/1/35, MBS (j)	20,988,238
	9,398	5.50%, 4/1/39, MBS (j)	10,514,402
	6,000	5.50%, 6/15/41, CMO (j)	7,049,277
	21	6.00%, 9/15/16-3/15/17, CMO	22,037
	10,187	6.00%, 9/15/16-3/15/35, CMO (j)	11,342,676
	427	6.00%, 4/1/17, MBS (j)	462,439
	887	6.00%, 2/1/33-2/1/34, MBS	957,863
	863	6.491%, 7/25/32, CMO (j)(l)	1,007,747
	210	6.499%, 7/25/32, CMO (j)(l)	237,071
	1,256	6.50%, 11/1/16-7/1/37, MBS (j)	1,366,351
	628	6.50%, 8/1/21-9/1/48, MBS	693,080
	21,264	6.50%, 9/15/23-3/25/44, CMO (j)	24,391,673
	92	6.50%, 9/25/43, CMO (j)(l)	104,581
	866	6.90%, 9/15/23, CMO (j)	990,133
	446	6.95%, 7/15/21, CMO (j)	501,396
	2,214	7.00%, 7/1/13-1/1/37, MBS	2,493,817
	6,507	7.00%, 9/1/14-1/1/37, MBS (j)	7,345,552
	8,993	7.00%, 5/15/23-10/25/43, CMO (j)	10,627,120
	575	7.50%, 1/1/16-3/1/37, MBS	641,056
	1,399	7.50%, 5/15/24-2/25/42, CMO (j)	1,613,333
	4,297	7.50%, 8/1/24-5/1/32, MBS (j)	5,135,386
	169	8.00%, 8/15/22-4/15/30, CMO (j)	200,303
	36	8.00%, 7/1/24, MBS	37,097
	557	8.00%, 8/1/24-12/1/26, MBS (j)	666,145
	7	8.50%, 4/15/22, CMO	7,482
	249	8.50%, 10/1/30, MBS	292,471

			153,201,220

Ginnie Mae – 5.5%
	7,000	4.50%, MBS, TBA, 30 Year (e)	7,638,750
	5,829	6.00%, 4/15/29-11/15/38, MBS (j)	6,598,112

1.31.13	PIMCO Strategic Global Government Fund, Inc. Fund Annual Report	7

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2013 (continued)

Principal Amount (000s)			Value
Ginnie Mae (continued)
	$65	6.00%, 8/15/31-12/15/38, MBS	$73,721
	902	6.50%, 11/20/24-10/20/38, MBS	1,041,879
	635	6.50%, 4/15/32, MBS (j)	744,739
	41	6.50%, 6/20/32, CMO (j)	47,464
	88	7.00%, 4/15/24-6/15/26, MBS	102,220
	28	7.00%, 6/15/26, MBS (j)	32,672
	2,609	7.00%, 3/20/31, CMO (j)	3,015,102
	317	7.50%, 1/15/17-3/15/29, MBS	335,167
	1,259	7.50%, 3/15/26-2/15/29, MBS (j)	1,439,347
	109	7.50%, 6/20/26, CMO (j)	130,497
	53	8.00%, 6/15/16-11/15/22, MBS	55,869
	14	8.50%, 10/15/16-2/15/31, MBS	15,877
	199	9.00%, 6/15/16-11/15/19, MBS	202,119
	214	9.00%, 3/15/18-1/15/20, MBS (j)	238,832

			21,712,367

Small Business Administration Participation Certificates – 0.7%
	443	4.625%, 2/1/25, ABS	493,520
	199	4.754%, 8/10/14, ABS	203,694
	187	5.038%, 3/10/15, ABS	197,479
	1,095	5.51%, 11/1/27, ABS	1,260,506
	116	5.78%, 8/1/27, ABS	134,372
	101	5.82%, 7/1/27, ABS	117,231
	164	6.30%, 7/1/13-6/1/18, ABS	177,458
	22	6.40%, 8/1/13, ABS	22,589
	20	7.20%, 6/1/17, ABS	21,809
	12	7.70%, 7/1/16, ABS	12,510

			2,641,168

Vendee Mortgage Trust – 1.5%
	355	6.50%, 3/15/29, CMO	425,256
	238	6.75%, 2/15/26-6/15/26, CMO (j)	278,016
	4,486	7.50%, 9/15/30, CMO (j)	5,320,630

			6,023,902

Total U.S. Government Agency Securities (cost-$647,160,955)			664,950,216

CORPORATE BONDS & NOTES – 56.3%
Airlines – 2.7%
	3,000	American Airlines, Inc., 10.50%, 10/15/12 (f)	3,487,500
	567	Northwest Airlines, Inc., 1.062%, 11/20/15 (MBIA) (l) United Air Lines Pass-Through Trust,	563,780
	2,213	6.636%, 1/2/24	2,400,731
	742	9.75%, 7/15/18 (j)	859,409
	2,861	10.40%, 5/1/18 (j)	3,318,686

			10,630,106

Banking – 22.9%
		Ally Financial, Inc. (j),
	3,000	6.75%, 12/1/14	3,255,000

8	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.13

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2013 (continued)

Principal Amount (000s)			Value
Banking (continued)
	$6,100	8.30%, 2/12/15	$6,809,125
	£1,300	Barclays Bank PLC, 14.00%, 6/15/19 (h)	2,767,925
		BPCE S.A. (h),
	€50	9.00%, 3/17/15	70,266
	300	9.25%, 4/22/15	419,398
	$3,900	CIT Group, Inc., 5.25%, 4/1/14 (a)(d)(j)	4,080,375
	9,000	Citigroup, Inc., 5.00%, 9/15/14 (j)	9,482,715
		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
	€2,000	6.875%, 3/19/20	3,045,548
	$5,900	11.00%, 6/30/19 (a)(b)(d)(h)(j)(k) (acquisition cost – $5,900,000; purchased 5/29/09)	7,954,380
		Credit Agricole S.A. (h),
	£250	5.136%, 2/24/16	352,885
	800	8.125%, 10/26/19	1,308,228
	$7,700	Discover Bank, 7.00%, 4/15/20 (j)	9,478,646
	£800	DnB NOR Bank ASA, 6.012%, 3/29/17 (h)	1,318,442
	$ 5,000	ICICI Bank Ltd., 5.75%, 11/16/20 (a)(d)(j)	5,453,975
	€300	LBG Capital No. 1 PLC, 7.625%, 10/14/20	422,480
	£300	LBG Capital No. 2 PLC, 15.00%, 12/21/19	673,685
		Morgan Stanley,
	$8,000	0.753%, 10/18/16 (j)(l)	7,723,320
	AUD2,700	3.51%, 3/1/13 (l)	2,815,331
	$1,000	6.625%, 4/1/18	1,179,447
	13,000	Regions Financial Corp., 7.75%, 11/10/14 (j)	14,413,750
		Royal Bank of Scotland PLC (l),
	2,000	1.005%, 4/11/16	1,880,106
	3,000	1.051%, 9/29/15	2,849,250
	1,800	UBS AG, 5.875%, 12/20/17	2,139,350

			89,893,627

Coal – 0.7%
	2,100	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a)(d)	2,073,750
	625	CONSOL Energy, Inc., 8.25%, 4/1/20	679,688

			2,753,438

Diversified Financial Services – 13.3%
	1,800	C10 Capital SPV Ltd., 6.722%, 12/31/49	1,548,000
	3,000	Cantor Fitzgerald L.P., 6.375%, 6/26/15 (a)(b)(d)(j)(k) (acquisition cost - $2,989,860; purchased 6/22/10)	3,038,247
		Ford Motor Credit Co. LLC,
	1,000	6.625%, 8/15/17	1,167,332
	10,000	8.70%, 10/1/14 (j)	11,176,400
	£3,000	General Electric Capital Corp., 6.50%, 9/15/67 (converts to FRN on 9/15/17)	4,983,586
	$4,000	HSBC Finance Corp., 6.676%, 1/15/21 (j)	4,767,880
		International Lease Finance Corp. (a)(d),
	2,000	6.75%, 9/1/16	2,265,000
	7,000	7.125%, 9/1/18 (j)	8,225,000
	4,000	Merrill Lynch & Co., Inc., 0.764%, 1/15/15 (j)(l)	3,966,744

1.31.13	PIMCO Strategic Global Government Fund, Inc. Annual Report	9

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2013 (continued)

Principal Amount (000s)			Value
Diversified Financial Services (continued)
		SLM Corp.,
	$150	0.601%, 1/27/14 (l)	$148,810
	570	3.791%, 2/1/14 (l)	578,225
	1,050	5.00%, 10/1/13	1,080,566
	1,000	5.375%, 5/15/14	1,050,549
	1,000	8.00%, 3/25/20	1,162,500
	2,500	8.45%, 6/15/18	2,991,025
	3,750	Waha Aerospace BV, 3.925%, 7/28/20 (a)(d)	4,050,000

			52,199,864

Electric Utilities – 0.6%
	2,000	Energy Future Intermediate Holding Co. LLC, 10.00%, 12/1/20 (a)(d)	2,300,000

Engineering & Construction – 1.0%
	4,074	Alion Science and Technology Corp., 12.00%, 11/1/14 PIK	4,104,930

Healthcare-Services – 0.4%
	1,500	HCA, Inc., 9.00%, 12/15/14	1,687,500

Household Products/Wares – 0.0%
	100	Armored Autogroup, Inc., 9.25%, 11/1/18	88,500

Insurance – 4.9%
		American International Group, Inc.,
	6,300	5.85%, 1/16/18 (j)	7,378,352
	3,600	6.40%, 12/15/20 (j)	4,415,127
	£819	6.765%, 11/15/17	1,539,860
	$3,400	8.25%, 8/15/18 (j)	4,423,682
	£850	8.625%, 5/22/68 (converts to FRN on 5/22/18)	1,664,906

			19,421,927

Miscellaneous Manufacturing – 0.0%
	$100	Colt Defense LLC, 8.75%, 11/15/17	66,000

Oil & Gas – 5.9%
		Anadarko Petroleum Corp. (j),
	600	6.20%, 3/15/40	707,712
	4,500	6.45%, 9/15/36	5,408,653
	7,000	BP Capital Markets PLC, 4.75%, 3/10/19 (j)	8,101,422
		Gaz Capital S.A. for Gazprom,
	€1,000	5.875%, 6/1/15 (a)(d)	1,481,700
	$2,600	8.625%, 4/28/34	3,651,700
	1,250	Ras Laffan Liquefied Natural Gas Co., Ltd. III, 6.332%, 9/30/27 (b)	1,602,603
	2,000	Royal Bank of Scotland AG for Gazprom, 9.625%, 3/1/13	2,015,560

			22,969,350

Paper & Forest Products – 0.0%
	50	Millar Western Forest Products Ltd., 8.50%, 4/1/21	48,625

Pharmaceuticals – 0.2%
	800	Lantheus Medical Imaging, Inc., 9.75%, 5/15/17	750,000

Pipelines – 0.4%
	300	NGPL PipeCo LLC, 7.768%, 12/15/37 (a)(d)	319,500
	1,200	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)(d)	1,062,000

			1,381,500

10	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.13

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2013 (continued)

Principal Amount (000s)			Value
Real Estate Investment Trust – 2.2%
	$4,500	SL Green Realty Corp., 7.75%, 3/15/20	$5,510,844
	3,000	Wells Operating Partnership II L.P., 5.875%, 4/1/18 (j)	3,094,686

			8,605,530

Retail – 0.5%
	£400	Aston Martin Capital Ltd., 9.25%, 7/15/18	647,088
	$940	CVS Pass-Through Trust, 7.507%, 1/10/32 (a)(d)(j)	1,225,164

			1,872,252

Transportation – 0.6%
	2,000	Aeropuertos Dominicanos Siglo XXI S.A., 9.25%, 11/13/19 (a)(d)	2,140,000
	120	Western Express, Inc., 12.50%, 4/15/15 (a)(b)(d)(k) (acquisition cost-$72,100; purchased 11/13/12-12/14/12)	76,500

			2,216,500

Total Corporate Bonds & Notes (cost-$185,571,510)			220,989,649

MORTGAGE-BACKED SECURITIES – 50.1%
		Adjustable Rate Mortgage Trust, CMO (l),
	1,550	2.80%, 7/25/35	1,381,173
	3,743	3.157%, 8/25/35	3,575,400
	5,016	Banc of America Large Loan Trust, 2.506%, 11/15/15 CMO (a)(d)(l)	5,035,245
	61	Banc of America Mortgage Trust, 3.002%, 2/25/35 CMO (l)	60,716
	2,833	Banc of America Re-Remic Trust, 5.686%, 4/24/49 CMO (a)(d)(l)	3,210,205
		BCAP LLC Trust, CMO (a)(d)(l),
	211	0.41%, 7/26/36	87,848
	43	2.736%, 6/26/35	29,196
	130	2.745%, 10/26/33	88,720
	574	5.017%, 3/26/36	539,867
	686	Bear Stearns ALT-A Trust, 5.344%, 8/25/36 CMO (l)	469,254
	3,566	Bear Stearns Commercial Mortgage Securities Trust, 7.00%, 5/20/30 CMO (l)	4,048,573
	£7,251	Celtic Residential Irish Mortgage Securitisation No. 11 PLC, 0.779%, 12/14/48 CMO (l)	9,283,683
	€7,886	Celtic Residential Irish Mortgage Securitisation No. 9 PLC, 0.35%, 11/13/47 CMO (l)	8,500,938
	$16	Citigroup Mortgage Loan Trust, Inc., 7.00%, 9/25/33 CMO	16,933
	2,500	Commercial Mortgage Trust, 5.605%, 6/9/28 CMO (a)(d)	2,565,989
		Countrywide Alternative Loan Trust, CMO,
	240	5.50%, 5/25/22	228,753
	1,328	6.25%, 8/25/37	995,724
	2,453	6.50%, 7/25/35	1,482,112
		Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
	1,284	3.372%, 8/25/34 (l)	1,109,545
	3,456	7.50%, 11/25/34 (a)(d)	3,545,332
	512	7.50%, 6/25/35 (a)(d)	511,086
		Credit Suisse First Boston Mortgage Securities Corp., CMO,
	332	1.354%, 3/25/34 (l)	289,968
	1,062	7.00%, 2/25/34	1,133,954

1.31.13	PIMCO Strategic Global Government Fund, Inc. Annual Report	11

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2013 (continued)

Principal Amount (000s)			Value
		Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
	$2,373	0.376%, 10/15/21 (a)(d)(l)	$2,327,379
	2,306	5.695%, 9/15/40 (l)	2,679,896
	2,080	6.50%, 3/25/36	1,425,240
	€2,596	DECO 14-Pan Europe 5BV, 0.371%, 10/27/20 CMO (l)	3,464,990
	$6,770	Deutsche Mortgage Securities, Inc. Re-Remic Trust Certificates, 5.00%, 6/26/35 CMO (a)(d)(l)	6,330,390
	€4,172	Emerald Mortgages No. 4 PLC, 0.231%, 7/15/48 CMO (l)	4,460,474
	$356	GMACM Mortgage Loan Trust, 5.323%, 8/19/34 CMO (l)	340,367
	2,098	GSAA Trust, 6.00%, 4/1/34 CMO	2,165,191
		GSMPS Mortgage Loan Trust, CMO (a)(d),
	5,741	7.00%, 6/25/43	5,828,993
	86	7.50%, 6/19/27 (l)	87,674
	1,328	8.00%, 9/19/27 (l)	1,376,795
		GSR Mortgage Loan Trust, CMO,
	1,033	0.534%, 12/25/34 (l)	968,228
	542	0.544%, 12/25/34 (l)	526,072
	4,312	5.121%, 11/25/35 (l)	4,269,873
	5,000	5.50%, 11/25/35	4,956,620
	753	6.50%, 1/25/34	797,019
		Harborview Mortgage Loan Trust, CMO (l),
	2,967	0.575%, 10/19/33	2,806,758
	2,713	5.489%, 6/19/36	2,041,954
	65	JPMorgan Alternative Loan Trust, 5.95%, 9/25/36 CMO (l)	65,448
		JPMorgan Chase Commercial Mortgage Securities Trust, CMO (a)(d)(l),
	5,000	0.656%, 7/15/19	4,880,403
	4,000	5.639%, 3/18/51 (g)	4,365,337
		JPMorgan Mortgage Trust, CMO,
	5,552	2.692%, 10/25/36 (l)	4,982,178
	206	5.50%, 8/25/22	199,905
	1,145	5.50%, 6/25/37	1,060,328
	460	Lehman Mortgage Trust, 5.00%, 8/25/21 CMO	460,318
	3,561	Luminent Mortgage Trust, 0.374%, 12/25/36 CMO (l)	2,616,561
	1,583	MASTR Adjustable Rate Mortgages Trust, 3.301%, 10/25/34 CMO (l)	1,372,275
		MASTR Alternative Loans Trust, CMO,
	993	6.25%, 7/25/36	812,524
	1,279	6.50%, 3/25/34	1,346,830
	94	7.00%, 4/25/34	95,671
		MASTR Reperforming Loan Trust, CMO (a)(d),
	7,199	7.00%, 5/25/35	6,869,199
	3,913	7.50%, 7/25/35	3,972,811
	68	Merrill Lynch Mortgage Investors Trust, 5.25%, 8/25/36 CMO (l)	68,828
	1	Morgan Stanley Dean Witter Capital I, Inc. Trust, 5.50%, 4/25/17 CMO	911
		Newgate Funding, CMO (l),
	€3,050	1.433%, 12/15/50	3,126,676
	£4,200	1.519%, 12/15/50	5,425,858
	€3,050	1.683%, 12/15/50	2,450,639
	£3,450	1.769%, 12/15/50	4,144,813

12	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.13

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2013 (continued)

Principal Amount (000s)			Value
		Nomura Asset Acceptance Corp., CMO (a)(d),
	$1,984	7.00%, 10/25/34	$2,063,073
	5,198	7.50%, 3/25/34	5,613,787
	5,952	7.50%, 10/25/34	6,340,294
		Residential Accredit Loans, Inc., CMO,
	3,107	0.384%, 6/25/46 (l)	1,491,127
	3,727	6.00%, 8/25/35	3,395,542
		Residential Asset Mortgage Products, Inc., CMO,
	20	6.50%, 4/25/34	20,064
	308	7.00%, 8/25/16	311,525
	931	8.50%, 10/25/31	1,002,263
	1,509	8.50%, 11/25/31	1,581,095
	534	Structured Adjustable Rate Mortgage Loan Trust, 2.823%, 3/25/34 CMO (l)	541,332
	5,348	Structured Asset Mortgage Investments II Trust, 1.671%, 8/25/47 CMO (l)	4,085,345
	4,748	Structured Asset Securities Corp. Mortgage Loan Trust, 7.50%, 10/25/36 CMO (a)(d)	4,549,813
	5,600	UBS Commercial Mortgage Trust, 0.781%, 7/15/24 CMO (a)(d)(l)	5,008,544
	2,490	Wachovia Bank Commercial Mortgage Trust, 0.326%, 9/15/21 CMO (a)(d)(l)	2,446,653
	575	WaMu Mortgage Pass-Through Certificates, 2.45%, 5/25/35 CMO (l)	543,808
		Washington Mutual MSC Mortgage Pass-Through Certificates Trust, CMO,
	1,088	6.50%, 8/25/34	1,121,750
	479	7.00%, 3/25/34	507,572
	1,095	7.50%, 4/25/33	1,126,176
		Wells Fargo Mortgage-Backed Securities Trust, CMO (l),
	969	2.626%, 6/25/35	994,418
	1,998	2.71%, 4/25/36	1,892,876
	108	2.722%, 4/25/36	101,837
	2,732	5.631%, 10/25/36	2,681,172
	5,500	WFDB Commercial Mortgage Trust, 6.403%, 7/5/24 CMO (a)(d)	5,656,857

Total Mortgage-Backed Securities (cost-$177,211,659)			196,438,563

SENIOR LOANS – 4.1%
Electric Utilities – 0.3%
	1,913	Texas Competitive Electric Holdings Co. LLC, 4.708%-4.81%, 10/10/17 (a)(c)	1,263,604

Financial Services – 3.2%
	12,500	Springleaf Finance Corp., 5.50%, 5/10/17 (a)(c)	12,567,187

Healthcare-Services – 0.5%
	1,825	HCA, Inc., 2.702%, 5/2/16, Term A2 (a)(c)	1,829,563

Hotels/Gaming – 0.1%
	500	Stockbridge SBE Holdings, LLC., 13.00%, 5/2/17, Term B (a)(b)(c)(k) (acquisition cost-$495,625; purchased 7/10/12)	538,750

Total Senior Loans (cost-$16,250,227)			16,199,104

ASSET-BACKED SECURITIES – 3.2%
	477	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	404,177

1.31.13	PIMCO Strategic Global Government Fund, Inc. Annual Report	13

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2013 (continued)

Principal Amount (000s)			Value
		Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates (l),
	$1,050	3.729%, 11/25/32	$88,121
	242	5.829%, 2/25/33	15,210
	1,308	Bear Stearns Asset-Backed Securities I Trust, 0.704%, 9/25/34 (l)	1,113,965
		Conseco Finance Securitizations Corp.,
	2,062	7.96%, 5/1/31	1,763,567
	305	7.97%, 5/1/32	226,128
		Conseco Financial Corp.,
	231	6.53%, 2/1/31 (l)	226,861
	461	7.05%, 1/15/27	480,287
	1,128	Credit-Based Asset Servicing and Securitization LLC, 6.02%, 12/25/37 (a)(d)	1,126,298
	4,465	Green Tree, 8.97%, 4/25/38 (a)(d)(l)	4,833,123
	1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26 (l)	1,104,532
	941	Morgan Stanley Capital I, Inc. Trust, 0.384%, 1/25/36 (l)	924,017
	36	Oakwood Mortgage Investors, Inc., 0.436%, 5/15/13 (l)	30,333
	28	Residential Asset Mortgage Products, Inc., 8.50%, 12/25/31	28,122

Total Asset-Backed Securities (cost-$12,246,604)			12,364,741

U.S. TREASURY OBLIGATIONS – 1.4%
		U.S. Treasury Notes,
	2,900	0.25%, 1/31/14	2,902,720
	2,700	1.00%, 1/15/14 (i)	2,721,727

Total U.S. Treasury Obligations (cost-$5,623,628)			5,624,447

MUNICIPAL BONDS – 0.4%
West Virginia – 0.4%
	1,860	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost-$1,751,167)	1,583,864

Shares
CONVERTIBLE PREFERRED STOCK – 0.4%
Electric Utilities – 0.4%
	27,200	PPL Corp., 9.50%, 7/1/13 (cost-$1,360,000)	1,470,432

Principal Amount (000s)
SOVEREIGN DEBT OBLIGATIONS – 0.1%
Ireland – 0.1%
	$200	VEB Finance PLC for Vnesheconombank, 5.375%, 2/13/17 (a)(d) (cost-$200,000)	218,500

Shares
COMMON STOCK – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
	3,881	SemGroup Corp., Class A (n) (cost-$100,912)	167,515

14	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.13

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

January 31, 2013 (continued)

Units			Value
WARRANTS – 0.0%
Engineering & Construction – 0.0%
	3,675	Alion Science and Technology Corp., expires 11/1/14 (a)(d)(n)	$37

Oil, Gas & Consumable Fuels – 0.0%
	4,086	SemGroup Corp., expires 11/30/14 (n)	75,582

Total Warrants (cost-$18,422)			75,619

Principal Amount (000s)
SHORT-TERM INVESTMENTS – 3.9%
Repurchase Agreements – 3.5%
	$700	Banc of America Securities LLC, dated 1/31/13, 0.16%, due 2/1/13, proceeds $700,003; collateralized by U.S. Treasury Notes, 1.375%, due 1/31/20, valued at $714,692 including accrued interest	700,000
	6,800	Citigroup Global Markets, Inc., dated 1/31/13, 0.16%, due 2/1/13, proceeds $6,800,030; collateralized by U.S. Treasury Notes, 0.25%, due 9/15/15, valued at $6,937,671 including accrued interest	6,800,000
	5,500	Morgan Stanley & Co., Inc., dated 1/31/13, 0.17%, due 2/1/13, proceeds $5,500,026; collateralized by U.S. Treasury Bonds, 4.25%, due 11/15/40, valued at $5,616,367 including accrued interest	5,500,000
	833	State Street Bank and Trust Co., dated 1/31/13, 0.01%, due 2/1/13, proceeds $833,000; collateralized by Fannie Mae, 2.08%, due 11/2/22, valued at $853,457 including accrued interest	833,000

Total Repurchase Agreements (cost-$13,833,000)			13,833,000

U.S. Treasury Obligations (i)(m) – 0.4%
	1,577	U.S. Treasury Bills, 0.133%-0.147%, 12/12/13-1/9/14 (cost-$1,574,997)	1,575,028

Total Short-Term Investments (cost-$15,407,997)			15,408,028

Notional Amount (000s)
OPTIONS PURCHASED (n) – 0.0%
Put Options – 0.0%
		Fannie Mae, 3.00%, TBA, 15 Year (OTC),
	13,000	strike price $97.375, expires 3/7/13	–	(o)
	12,000	strike price $97.50, expires 3/7/13	–	(o)
		Fannie Mae, 3.00%-4.50%, TBA, 30 Year (OTC),
	7,000	strike price $93.50, expires 3/5/13	–	(o)
	20,000	strike price $97.281, expires 3/5/13	–	(o)
	25,000	strike price $98.75, expires 3/5/13	–	(o)
	50,000	strike price $99.25, expires 3/5/13	1
	7,000	strike price $100, expires 3/5/13	–	(o)
	130,000	strike price $101, expires 4/4/13	891

Total Options Purchased (cost-$29,922)			892

Total Investments (cost-$1,062,933,003) – 289.4%			$1,135,491,570

Liabilities in excess of other assets – (189.4)%			(743,174,904)

Net Assets—100.0%			$392,316,666

1.31.13	PIMCO Strategic Global Government Fund, Inc. Annual Report	15

PIMCO Strategic Global Government Fund, Inc. Notes to Schedule of Investments

January 31, 2013 (continued)

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $151,454,143, representing 38.6% of net assets.

(b)	Illiquid.

(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on January 31, 2013.

(d)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	Delayed-delivery. To be delivered after January 31, 2013.

(f)	In default.

(g)	Fair-Valued – Security with a aggregate value of $4,365,337, representing 1.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(h)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(i)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(j)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(k)	Restricted. The aggregate acquisition cost of such securities is $9,457,585. The aggregate market value is $11,607,877, representing 3.0% of net assets.

(l)	Variable or Floating Rate Security – Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on January 31, 2013.

(m)	Rates reflect the effective yields at purchase date.

(n)	Non-income producing.

(o)	Value less than $1.

16	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.13

PIMCO Strategic Global Government Fund, Inc. Notes to Schedule of Investments

January 31, 2013 (continued)

(p)	Credit default swap agreements outstanding at January 31, 2013:

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
American Express	$8,000	0.13%	12/20/13	4.10%	$323,011	$—	$323,011
SLM	5,000	0.45%	12/20/13	5.00%	232,571	(612,500)	845,071
BNP Paribas:
General Electric	800	0.14%	12/20/13	4.60%	36,245	—	36,245
Citigroup:
American Express	500	0.13%	12/20/13	4.30%	21,201	—	21,201
SLM	1,300	0.45%	12/20/13	5.00%	60,469	(156,000)	216,469
SLM	6,000	0.45%	12/20/13	5.00%	279,085	518,648	(239,563)
Credit Suisse First Boston:
Nokia Oyj	€2,000	5.35%	6/20/17	5.00%	(19,943)	(378,750)	358,807
Deutsche Bank:
General Electric	$4,100	0.14%	12/20/13	4.78%	193,024	—	193,024
General Electric	8,000	0.14%	12/20/13	4.82%	380,279	—	380,279
SLM	2,600	0.45%	12/20/13	5.00%	120,937	(318,500)	439,437
Morgan Stanley:
Merrill Lynch & Co.	5,000	0.85%	9/20/16	1.00%	32,200	(741,654)	773,854

					$1,659,079	$(1,688,756)	$3,347,835

(1)	This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(2)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at January 31, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(q) Interest rate swap agreements outstanding at January 31, 2013:

Centrally cleared swap agreements:

Broker (Exchange)	Notional Amount (000s)	Termination Date	Rate Type		Value	Unrealized Appreciation
			Payments Made	Payments Received
Goldman Sachs (CME)	$170,000	12/19/22	1.75%	3-Month USD-LIBOR	$4,263,007	$1,982,129

1.31.13	PIMCO Strategic Global Government Fund, Inc. Annual Report	17

PIMCO Strategic Global Government Fund, Inc. Notes to Schedule of Investments

January 31, 2013 (continued)

(r) Forward foreign currency contracts outstanding at January 31, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value January 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
66,000 British Pound settling 3/12/13	Deutsche Bank	$105,461	$104,655	$(806)
189,000 British Pound settling 3/12/13	Morgan Stanley	306,055	299,694	(6,361)
15,774,000 Euro settling 2/4/13	Barclays Bank	21,381,657	21,417,951	36,294
3,366,000 Euro settling 2/4/13	UBS	4,524,577	4,570,358	45,781
Sold:
2,673,000 Australian Dollar settling 2/21/13	JPMorgan Chase	2,792,483	2,783,798	8,685
9,130,000 British Pound settling 3/12/13	Bank of America	14,701,975	14,477,285	224,690
9,131,000 British Pound settling 3/12/13	JPMorgan Chase	14,623,726	14,478,871	144,855
15,774,000 Euro settling 3/4/13	Barclays Bank	21,385,222	21,421,422	(36,200)
19,218,000 Euro settling 2/4/13	Citigroup	25,083,757	26,094,218	(1,010,461)
3,366,000 Euro settling 3/4/13	UBS	4,525,401	4,571,098	(45,697)

				$(639,220)

(s)	At January 31, 2013, the Fund held $2,530,000 in cash as collateral and pledged cash collateral of $4,323,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(t)	Open reverse repurchase agreements at January 31, 2013:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.42%	1/14/13	2/12/13	$96,497,260	$96,477,000
	0.55	11/15/12	2/15/13	1,206,436	1,205,000
	0.55	11/26/12	2/25/13	1,607,644	1,606,000
	0.55	12/13/12	3/13/13	5,166,944	5,163,000
	0.55	1/22/13	4/22/13	9,945,519	9,944,000
	0.706	1/14/13	2/12/13	50,134,684	50,117,000
BNP Paribas	0.30	1/22/13	2/19/13	2,300,192	2,300,000
Credit Suisse First Boston	0.50	12/18/12	3/19/13	2,979,861	2,978,000
Deutsche Bank	0.33	1/14/13	2/12/13	4,877,805	4,877,000
	0.36	1/14/13	2/12/13	571,103	571,000
	0.62	11/19/12	2/19/13	13,396,051	13,379,000
	0.62	11/21/12	2/22/13	7,362,118	7,353,000
	0.75	11/16/12	2/15/13	6,882,022	6,871,000
	0.75	11/19/12	2/19/13	12,098,623	12,080,000
	0.75	12/17/12	3/18/13	4,365,179	4,361,000
Goldman Sachs	0.31	1/14/13	2/12/13	157,039,337	157,015,000
Royal Bank of Canada	0.63	12/13/12	3/13/13	23,659,684	23,639,000
Royal Bank of Scotland	0.55	11/20/12	2/20/13	16,356,221	16,338,000
UBS	0.38	1/18/13	2/22/13	2,826,418	2,826,000
	0.39	1/18/13	2/22/13	5,445,826	5,445,000
	0.52	11/21/12	2/22/13	3,988,143	3,984,000
	0.55	11/21/12	2/22/13	2,266,490	2,264,000
	0.55	11/21/12	2/22/13	3,740,110	3,736,000

					$434,529,000

18	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.13

PIMCO Strategic Global Government Fund, Inc. Notes to Schedule of Investments

January 31, 2013 (continued)

(u)	The weighted average daily balance of reverse repurchase agreements outstanding during the year ended January 31, 2013 was $419,775,404 at a weighted average interest rate of 0.49%. Total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at January 31, 2013 was $463,178,777.

At January 31, 2013, the Fund held U.S. Treasury Obligations and Corporate Bonds valued at $277,513 and $381,362, respectively, and $90,000 in cash as collateral for open reverse repurchase agreements. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

(v)	Fair Value Measurement – See note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/13
Investments in Securities – Assets
U.S. Government Agency Securities	$—	$664,950,216	$—	$664,950,216
Corporate Bonds & Notes:
Airlines	—	4,051,280	6,578,826	10,630,106
All Other	—	210,359,543	—	210,359,543
Mortgage-Backed Securities	—	192,073,226	4,365,337	196,438,563
Senior Loans:
Hotels/Gaming	—	—	538,750	538,750
All Other	—	15,660,354	—	15,660,354
Asset-Backed Securities	—	12,364,741	—	12,364,741
U.S. Treasury Obligations	—	5,624,447	—	5,624,447
Municipal Bonds	—	1,583,864	—	1,583,864
Convertible Preferred Stock	1,470,432	—	—	1,470,432
Sovereign Debt Obligations	—	218,500	—	218,500
Common Stock	167,515	—	—	167,515
Warrants:
Engineering & Construction	—	—	37	37
Oil, Gas & Consumable Fuels	—	75,582	—	75,582
Short-Term Investments	—	15,408,028	—	15,408,028
Options Purchased:
Interest Rate Contracts	—	892	—	892

	1,637,947	1,122,370,673	11,482,950	1,135,491,570

Other Financial Instruments* – Assets
Credit Contracts	—	3,587,398	—	3,587,398
Foreign Exchange Contracts	—	460,305	—	460,305
Interest Rate Contracts	—	1,982,129	—	1,982,129

	—	6,029,832	—	6,029,832

Other Financial Instruments* – Liabilities
Credit Contracts	—	(239,563)	—	(239,563)
Foreign Exchange Contracts	—	(1,099,525)	—	(1,099,525)

	—	(1,339,088)	—	(1,339,088)

Totals	$1,637,947	$1,127,061,417	$11,482,950	$1,140,182,314

1.31.13	PIMCO Strategic Global Government Fund, Inc. Annual Report	19

PIMCO Strategic Global Government Fund, Inc. Notes to Schedule of Investments

January 31, 2013 (continued)

At January 31, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended January 31, 2013, was as follows:

	Beginning Balance 1/31/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 1/31/13
Investments in Securities – Assets
U.S. Government Agency Securities	$3,037,482	$—	$(3,078,750)	$1,751	$78,360	$(38,843)	$—	$—	$—
Corporate Bonds & Notes:
Airlines	7,893,394	—	(972,125)	(6,248)	2,145	225,440	—	(563,780)	6,578,826
Mortgage-Backed Securities	—	—	—	—	—	—	4,365,337	—	4,365,337
Senior Loans:
Hotels/Gaming	—	495,625	—	484	—	42,641	—	—	538,750
Warrants:
Engineering & Construction	—	37	—	—	—	—	—	—	37

Totals	$10,930,876	$495,662	$(4,050,875)	$(4,013)	$80,505	$229,238	$4,365,337	$(563,780)	$11,482,950

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2013.

	Ending Balance at 1/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$6,578,826	Third-Party pricing vendor	Single Broker Quote	$115.75-$116.00
Mortgage-Backed Securities	4,365,337	Benchmark pricing	Security Price Reset	$109.13
Senior Loans	538,750	Third-Party pricing vendor	Single Broker Quote	$107.75

*	Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Transferred out of Level 2 into Level 3 because evaluated price from a third-party pricing vendor was not available.
***	Transferred out of Level 3 into Level 2 because evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation of Level 3 investments, held at January 31, 2013, was $658,644. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

20	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.13

PIMCO Strategic Global Government Fund, Inc. Notes to Schedule of Investments

January 31, 2013 (continued)

(w)	The following is a summary of the fair valuation derivative instruments categorized by risk exposure:

The effect of derivatives on the Statements of Assets and Liabilities at January 31, 2013:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Investments, at value (options purchased)	$892	$—	$—	$892
Unrealized appreciation of OTC swaps	—	3,587,398	—	3,587,398
Unrealized appreciation of forward foreign currency contracts	—	—	460,305	460,305

Total asset derivatives	$892	$3,587,398	$460,305	$4,048,595

Liability derivatives:
Unrealized depreciation of OTC swaps	$—	$(239,563)	$—	$(239,563)
Payable for variation margin on centrally cleared swaps*	(377,180)	—	—	(377,180)
Unrealized depreciation of forward foreign currency contracts	—	—	(1,099,525)	(1,099,525)

Total liability derivatives	$(377,180)	$(239,563)	$(1,099,525)	$(1,716,268)

*	Included in net appreciation of $1,982,129 on centrally cleared swaps as reported in note (q) of the Notes to Schedule of Investments.

The effect of derivatives on the Statements of Operations for the year ended January 31, 2013:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(185,586)	$—	$—	$(185,586)
Swaps	(10,863,863)	4,621,278	—	(6,242,585)
Foreign currency transactions (forward foreign currency contracts)	—	—	(1,417,949)	(1,417,949)

Total net realized gain (loss)	$(11,049,449)	$4,621,278	$(1,417,949)	$(7,846,120)

Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$31,651	$—	$—	$31,651
Swaps	7,629,006	83,012	—	7,712,018
Foreign currency transactions (forward foreign currency contracts)	—	—	(169,108)	(169,108)

Total net change in unrealized appreciation/depreciation	$7,660,657	$83,012	$(169,108)	$7,574,561

1.31.13	PIMCO Strategic Global Government Fund, Inc. Annual Report	21

PIMCO Strategic Global Government Fund, Inc. Notes to Schedule of Investments

January 31, 2013 (continued)

For the year ended January 31, 2013 average volume (measured at each fiscal quarter-end) of derivative activity was:

Options Purchased(2)	Forward Foreign Currency Contracts(1)		Credit Default Swap Agreements(2)	Interest Rate Swap Agreements(2)
	Purchased	Sold	Sell
$396,400	$13,014,400	$59,416,261	$58,327	$177,200
—	—	—	€1,200	—

(1)	U.S.$ Value on origination date
(2)	Notional Amount (in thousands)

Glossary:

	£-	British Pound
ABS	-	Asset-Backed Securities
AUD	-	Australian Dollar
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note
IO	-	Interest Only
LIBOR	-	London Inter-Bank Offered Rate
MBIA	-	insured by Municipal Bond Investors Assurance
MBS	-	Mortgage-Backed Securities
OTC	-	Over-the-Counter
PIK	-	Payment-in-Kind
TBA	-	To Be Announced

22	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.13	See accompanying Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc. Statement of Assets and Liabilities

January 31, 2013

Assets:
Investments, at value (cost-$1,062,933,003)	$1,135,491,570
Cash (including foreign currency, at value of $171,493 with a cost of $170,446)	172,456
Receivable for investments sold	176,561,758
Interest receivable	6,021,701
Deposits with brokers for swaps collateral	4,323,000
Unrealized appreciation of OTC swaps	3,587,398
Swap premiums paid	518,648
Unrealized appreciation of forward foreign currency contracts	460,305
Receivable for principal paydown	325
Prepaid expenses	5,828
Total Assets	1,327,142,989

Liabilities:
Payable for investments purchased	489,549,671
Payable for reverse repurchase agreements	434,529,000
Payable to brokers for cash collateral received	2,620,000
Payable for variation margin on centrally cleared swaps	377,180
Payable to broker	13,594
Dividends payable to stockholders	3,241,540
Swap premiums received	2,207,404
Unrealized depreciation of forward foreign currency contracts	1,099,525
Investment management fees payable	280,513
Unrealized depreciation of OTC swaps	239,563
Interest payable for reverse repurchase agreements	184,670
Interest payable for cash collateral received	115
Accrued expenses	483,548
Total Liabilities	934,826,323
Net Assets	$392,316,666

Composition of Net Assets:
Common Stock:
Par value ($0.00001 per share, applicable to 40,622,051 shares issued and outstanding)	$406
Paid-in-capital in excess of par	429,062,957
Dividends in excess of net investment income	(577,182)
Accumulated net realized loss	(113,431,094)
Net unrealized appreciation	77,261,579
Net Assets	$392,316,666
Net Asset Value Per Share	$9.66

See accompanying Notes to Financial Statements	1.31.13	PIMCO Strategic Global Government Fund, Inc. Annual Report	23

PIMCO Strategic Global Government Fund, Inc. Statement of Operations

Year ended January 31, 2013

Investment Income:
Interest	$48,086,932
Dividends	129,200
Miscellaneous	1,948
Total Investment Income	48,218,080

Expenses:
Investment management	3,227,959
Interest	2,094,715
Custodian and accounting agent	245,467
Audit and tax services	100,155
Stockholder communications	92,206
Transfer agent	38,245
New York Stock Exchange listing	33,522
Directors	27,942
Legal	22,224
Insurance	13,021
Miscellaneous	2,653
Total Expenses	5,898,109

Net Investment Income	42,319,971

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	17,241,046
Swaps	(6,242,585)
Foreign currency transactions	(1,488,625)
Net change in unrealized appreciation/depreciation of:
Investments	19,519,016
Securities sold short	496,172
Swaps	7,712,018
Foreign currency transactions	(153,178)
Net realized and change in unrealized gain	37,083,864
Net Increase in Net Assets Resulting from Investment Operations	$79,403,835

24	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.13	See accompanying Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc. Statement of Changes in Net Assets

	Year ended January 31,
	2013	2012
Investment Operations:
Net investment income	$42,319,971	$54,089,418
Net realized gain (loss)	9,509,836	(27,312,503)
Net change in unrealized appreciation/depreciation	27,574,028	(14,037,979)
Net increase in net assets resulting from investment operations	79,403,835	12,738,936
Dividends to Stockholders from Net Investment Income	(50,259,028)	(55,382,544)

Capital Stock Transactions:
Reinvestment of dividends	5,459,764	5,660,890
Total increase (decrease) in net assets	34,604,571	(36,982,718)

Net Assets:
Beginning of year	357,712,095	394,694,813
End of year*	$392,316,666	$357,712,095
*Including undistributed (dividends in excess of) net investment income of:	$(577,182)	$1,712,439

Shares Issued in reinvestment of dividends	493,060	525,411

See accompanying Notes to Financial Statements	1.31.13	PIMCO Strategic Global Government Fund, Inc. Annual Report	25

PIMCO Strategic Global Government Fund, Inc. Statement of Cash Flows

Year ended January 31, 2013

Decrease in Cash and Foreign Currency from:

Cash Flows used for Operating Activities:
Net increase in net assets resulting from investment operations	$79,403,835
Adjustments to reconcile net increase in net assets resulting from investment operations to net cash used for operating activities:
Purchases of long-term investments	(3,574,059,049)
Proceeds from sales of long-term investments	3,559,870,275
Sales of short-term portfolio investments, net	7,734,903
Net change in unrealized appreciation/depreciation	(27,574,028)
Net realized gain	(9,509,836)
Net amortization/accretion on investments	(2,715,287)
Payments for securities sold short	(226,510,078)
Decrease in receivable for investments sold	446,587,305
Decrease in interest and dividends receivable	356,464
Decrease in receivable for principal paydown	81
Increase in deposits with brokers for swaps contracts collateral	(4,323,000)
Decrease in prepaid expenses	638
Decrease in payable for investments purchased	(542,242,849)
Decrease in payable to brokers for cash collateral received	(530,000)
Net cash used for swap transactions	(536,020)
Net cash used for foreign currency transactions	(1,472,695)
Increase in investment management fees payable	28,305
Decrease in interest payable for reverse repurchase agreements	(121,733)
Increase in interest payable on cash collateral	115
Decrease in accrued expenses	(668,084)
Net cash used for operating activities*	(296,280,738)

Cash Flows provided by Financing Activities:
Payments from reverse repurchase agreements	(4,157,195,000)
Proceeds on reverse repurchase agreements	4,184,718,000
Cash dividends paid (excluding reinvestment of dividends of $5,459,764)	(44,754,816)
Payments from mortgage dollar rolls	(3,626,007,930)
Proceeds on mortgage dollar rolls	3,939,002,891
Net cash provided by financing activities	295,763,145
Net decrease in cash and foreign currency	(517,593)
Cash and foreign currency, at beginning of year	690,049
Cash and foreign currency, at end of year	$172,456

*	Included in operating expenses is cash paid for interest primarily related to participation in reverse repurchase agreement transactions of $2,216,362.

26	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.13	See accompanying Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2013

1. Organization and Significant Accounting Policies

PIMCO Strategic Global Government Fund, Inc. (the “Fund”) commenced operations on February 24, 1994. The Fund is organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serve as the Fund’s investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has authorized 500 million common shares with $0.00001 par value.

The Fund’s primary investment objective is to generate, over time, a level of income higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, the Fund seeks to maintain volatility in the net asset value of the shares of the Fund comparable to that of high quality, intermediate-term U.S. debt securities. There can be no assurance that the Fund will meet its stated objectives.

The preparation of the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Fund’s management is currently evaluating the effect that the guidance may have on the Fund’s financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser, an affiliate of the Investment Manager. The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a

1.31.13	PIMCO Strategic Global Government Fund, Inc. Annual Report	27

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2013

1. Organization and Significant Accounting Policies (continued)

valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access
•	Level 2 — valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
•	Level 3 — valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

28	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.13

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2013

1. Organization and Significant Accounting Policies (continued)

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts — Option contracts traded over-the-counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange

1.31.13	PIMCO Strategic Global Government Fund, Inc. Annual Report	29

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2013

1. Organization and Significant Accounting Policies (continued)

rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. Centrally cleared credit default swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of OTC credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Fund to measure fair value during the year ended January 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date. Facility fees and other fees received after settlement date relating to senior loans, consent fees relating to corporate actions and commitment fees received relating to unfunded purchase commitments are recorded as miscellaneous income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

30	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.13

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2013

1. Organization and Significant Accounting Policies (continued)

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the positions taken in the tax returns has resulted in no material impact to the Fund’s financial statements at January 31, 2013. The Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Fund declares dividends from net investment income to stockholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to stockholders from return of capital.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Fund may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Mortgage Dollar Rolls

Mortgage dollar rolls involve the Fund selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, same or similar interest and maturity) securities on a specified future date. The difference between the selling price and future purchase price is an adjustment to

1.31.13	PIMCO Strategic Global Government Fund, Inc. Annual Report	31

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2013

1. Organization and Significant Accounting Policies (continued)

interest income on the Statement of Operations. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for rolls as financing transactions. The Fund’s dollar roll transactions are intended to enhance the Fund’s yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. At January 31, 2013, $305,044 in dollar roll commitments were outstanding. This balance is included in accrued expenses on the Fund’s Statement of Assets and Liabilities.

(i) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(j) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent the Fund does not cover its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(k) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(l) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early

32	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.13

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2013

1. Organization and Significant Accounting Policies (continued)

repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(m) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) Short Sales

Short sale transactions involve the Fund selling securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(o) Restricted Securities

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(p) Interest Expense

Interest expense primarily relates to the Fund’s participation in reverse repurchase agreement transactions. Interest expense is recorded as incurred.

(q) Custody Credits on Cash Balances

The Fund may benefit from an expense offset arrangement with its custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed

1.31.13	PIMCO Strategic Global Government Fund, Inc. Annual Report	33

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2013

2. Principal Risks (continued)

income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

34	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.13

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2013

2. Principal Risks (continued)

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is exposed to risks associated with leverage. Leverage may cause the value of the Fund’s stock to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may engage in transactions or purchase instruments that give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be detrimental to the Fund’s performance. In addition, to the extent the Fund employs leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Fund’s investment returns, resulting in greater losses.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Fund is also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Fund had credit default swap agreements and securities transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The balance shown under payable to broker on the Statement of Assets and Liabilities represents the amount due to Lehman Brothers, Inc.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements

1.31.13	PIMCO Strategic Global Government Fund, Inc. Annual Report	35

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2013

3. Financial Derivative Instruments (continued)

distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Fund sometimes uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Option Transactions

The Fund purchases put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of its investment strategies. The risks associated with purchasing an option include the risk that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

(b) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Fund may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to, among other things, manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Fund’s Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Fund’s Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Fund’s Statement of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its investment portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

36	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.13

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2013

3. Financial Derivative Instruments (continued)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund uses credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund uses credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Fund bears exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund uses credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would

1.31.13	PIMCO Strategic Global Government Fund, Inc. Annual Report	37

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2013

3. Financial Derivative Instruments (continued)

be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments, serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of January 31, 2013 for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Fund with a counterparty of its respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

(c) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund enters into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund also enters into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Statement of Assets and Liabilities.

38	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.13

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2013

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.85% of the Fund’s average daily net assets.

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

For the year ended January 31, 2013, purchases and sales of investments, other than short-term securities and U.S. government obligations, were $59,155,322 and $83,399,306, respectively. Purchases and sales in U.S. government obligations were $3,514,856,356 and $3,474,371,259, respectively.

6. Income Tax Information

For the years ended January 31, 2013 and January 31, 2012, the tax character of the dividends paid of $50,259,028 and $55,382,544, respectively was entirely comprised of ordinary income.

At January 31, 2013, the Fund had no distributable earnings.

For the year ended January 31, 2013, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments, consent payments, foreign currency transactions, paydowns, and expiring capital loss carryforwards. These adjustments were to decrease dividends in excess of net investment income by $5,649,436, decrease accumulated net realized loss by $4,102,741 and decrease paid-in-capital in excess of par by $9,752,177.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At January 31, 2013, the Fund had capital loss carryforwards of $113,431,094, which will expire as follows and are available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

Year of Expiration					No Expiration*
2014	2015	2016	2017	2018	Short-Term	Long-Term
$6,177,207	$616,832	$7,081,408	$61,815,848	$13,338,091	$24,401,708	—

*	Carryforward amounts are subject to the provisions of the Regulated Investment Company Act of 2010.

For the year ended January 31, 2013, capital loss carryforwards of $9,752,177 expired.

For the year ended January 31, 2013, the Fund utilized post-enactment short-term capital loss carryforward of $3,654,218.

The cost basis of portfolio securities of $1,062,933,003 is substantially the same for both federal income tax and book purposes. Gross unrealized appreciation is $78,615,875; gross unrealized depreciation is $6,057,308; and net unrealized appreciation is $72,558,567.

1.31.13	PIMCO Strategic Global Government Fund, Inc. Annual Report	39

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2013

7. Transfer Agent Change

Effective September 17, 2012 (the “Effective Date”), American Stock Transfer & Trust Company, LLC (“AST”) assumed responsibility as the Fund’s transfer agent. The amended Dividend Reinvestment Plan (the “Plan”) and AST’s role as transfer agent for Participants under the Plan commenced as of the Effective Date.

8. Subsequent Events

On February 1, 2013, a dividend of $0.08 per share was declared to common stockholders payable March 1, 2013 to stockholders of record on February 11, 2013.

On March 1, 2013, a dividend of $0.08 per share was declared to common stockholders payable April 1, 2013 to stockholders of record on March 11, 2013.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, Fund management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

40	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.13

PIMCO Strategic Global Government Fund, Inc. Financial Highlights

For a share of common stock outstanding throughout each year:

	Year ended January 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$8.91	$9.97	$9.08	$7.46	$9.84
Investment Operations:
Net investment income	1.05	1.36	1.27	1.13	0.89
Net realized and change in unrealized gain (loss)	0.95	(1.03)	1.04	1.83	(2.05)
Total from investment operations	2.00	0.33	2.31	2.96	(1.16)
Dividends to Stockholders from Net Investment Income	(1.25)	(1.39)	(1.42)	(1.34)	(1.22)
Net asset value, end of year	$9.66	$8.91	$9.97	$9.08	$7.46
Market price, end of year	$11.84	$11.80	$10.44	$10.73	$9.51
Total Investment Return (1)	12.21%	28.34%	11.82%	29.83%	4.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$392,317	$357,712	$394,695	$354,117	$286,061
Ratio of expenses to average net assets, including interest expense (2)	1.55%	1.48%	1.43%	1.63%	3.01	%(3)
Ratio of expenses to average net assets, excluding interest expense	1.00%	1.01%	1.04%	1.05%	1.18	%(3)
Ratio of net investment income to average net assets	11.14%	14.27%	12.98%	13.84%	9.96%
Portfolio turnover rate	293%	147%	168%	241%	110%

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund stock.
(2)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(q) in Notes to Financial Statements).

See accompanying Notes to Financial Statements	1.31.13	PIMCO Strategic Global Government Fund, Inc. Annual Report	41

PIMCO Strategic Global Government Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of

PIMCO Strategic Global Government Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Strategic Global Government Fund, Inc. (the “Fund”) at January 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

March 22, 2013

42	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.13

PIMCO Strategic Global Government Fund, Inc. Tax Information/ Annual Stockholder Meeting Results/ Proxy Voting Policies & Procedures (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise stockholders as to the federal tax status of dividends and distributions received by stockholders during such tax year.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates 0.26% of ordinary dividends paid (or the maximum amount allowable) as qualified dividend income.

The Fund designates 0.26% of ordinary dividends paid (or the maximum amount allowable) as qualifying for the Dividend Received Deduction.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2013. In January 2014, stockholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar 2013. The amount that will be reported will be the amount to use on your 2013 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended January 31, 2013. Stockholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Annual Stockholder Meeting Results:

The Fund held a meeting of stockholders on July 19, 2012. Stockholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis – Class III to serve until the annual meeting for the 2015-2016 fiscal year	35,311,337	1,107,787
Re-election of Alan Rappaport – Class III to serve until the annual meeting for the 2015-2016 fiscal year	35,270,073	1,149,051

The other members of the Board of Directors at the time of the meeting, namely, Messrs. Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV and John C. Maney* continued to serve as Directors of the Fund.

*	Interested Director

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

1.31.13	PIMCO Strategic Global Government Fund, Inc. Annual Report	43

PIMCO Strategic Global Government Fund, Inc.

Changes in Investment Policy (unaudited)

Effective December 21, 2012, the Fund may invest up to 15% of its total assets in any combination of interest-only (“IOs”) or inverse floating rate obligations (“inverse floaters”) and residual interests of real estate mortgage investment conduits (“REMICS”).

IOs are a class of debt security, typically representing an interest in a pool of mortgage-related or other asset-backed securities, which receives all of the interest from the asset pool, while another class receives all of the principal (a principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage or other assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from investing in these securities. If the underlying mortgage or other assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in IOs even if the security is in one of the highest rating categories.

An inverse floater is a type of debt instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed-rate instrument of similar credit quality. The market prices of inverse floaters may be highly sensitive to changes in interest rates and prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change.

REMICs are entities that qualify and elect treatment as such under provisions of the Internal Revenue Code and issue multiple-class of real estate mortgage-related securities. REMICs may take several forms, such as trusts, partnerships, corporations, associations or segregated pools of assets. To qualify as a REMIC, substantially all of the assets of the entity must be invested in assets directly or indirectly secured principally by an interest in real property and certain other permitted investments. Once REMIC status is elected and obtained, the entity is generally not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of “regular interests,” some which may offer adjustable rates, and a single class of “residual interests.” The residual interest in a REMIC generally represents the interest in any excess cash flow remaining after making required payments of principal or interest to the regular interest holders as well as administrative and other expenses. As in the case of IOs as described above, the yield to maturity on REMIC residuals is extremely sensitive to pre-payments on the related underlying mortgage assets. In addition, if one or more classes of regular interests in a REMIC pay interest at adjustable rates, the yield to maturity on the related REMIC residual will also be extremely sensitive to changes in the level of the index or other reference instrument upon which interest rate adjustments are based. Like IOs, in certain circumstances, the Fund may fail to recoup some or all of its initial investment in a REMIC residual.

Each of IOs, inverse floaters and residual interests in REMICS may be illiquid investments and subject the Fund to related risks.

44	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.13

PIMCO Strategic Global Government Fund, Inc.

Privacy Policy (unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with stockholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former stockholders’ personal information. To ensure our stockholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing stockholders’ needs to be served.

Obtaining Personal Information

In the course of providing stockholders with products and services, we may obtain non-public personal information about stockholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from stockholder transactions, from a stockholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by stockholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a stockholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering stockholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on stockholder satisfaction. These companies may have access to a stockholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a stockholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a stockholder has chosen to invest. In addition, we may disclose information about a stockholder or stockholder’s accounts to a non-affiliated third party only if we receive a stockholder’s written request or consent.

Sharing Information with Affiliates

We may share stockholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a stockholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a stockholder and may include, for example, a stockholder’s participation in one of the Funds or in other investment programs, a stockholder’s ownership of certain types of accounts (such as IRAs), or other data about a stockholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share stockholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard stockholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a stockholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such stockholders. In addition, we have physical, electronic and procedural safeguards in place to guard a stockholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a stockholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

1.31.13	PIMCO Strategic Global Government Fund, Inc. Annual Report	45

PIMCO Strategic Global Government Fund, Inc.

Dividend Reinvestment Plan (unaudited)

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common stockholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common stockholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation Under the Plan, common stockholders whose shares are registered with the Plan Agent (“registered stockholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the applicable Fund, unless the stockholder elects to receive cash. Registered stockholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan For the Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of the Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

46	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.13

PIMCO Strategic Global Government Fund, Inc.

Dividend Reinvestment Plan (continued) (unaudited)

Shares held through nominees In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered stockholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

1.31.13	PIMCO Strategic Global Government Fund, Inc. Annual Report	47

PIMCO Strategic Global Government Fund, Inc.

Board of Directors (unaudited)

Name, Year of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Director; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Director	Principal Occupation(s) During Past 5 Years:
The address of each director is 1633 Broadway, New York, NY 10019.

Hans W. Kertess

Year of Birth: 1939

Chairman of the Board of Director since: 2008

Director since: 2008

Term of office: Expected to stand for re-election at annual meeting of stockholders for the 2014-2015 fiscal year.

Trustee/Director of 65 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis

Year of Birth: 1952

Director since: 2011

Term of office: Expected to stand for re-election at annual meeting of stockholders for the 2015-2016 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); Advisory Council, Stanford Business School (2002-2008); and Director.

Bradford K. Gallagher

Year of Birth: 1944

Director since: 2010

Term of office: Expected to stand for re-election at annual meeting of stockholders for the 2014-2015 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Chairman and Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995).

James A. Jacobson

Year of Birth:1945 Director since: 2009

Term of office: Expected to stand for re-election at annual meeting of stockholders for the 2013-2014 fiscal year.

Trustee/Director of 64 funds in Fund Complex

Trustee/Director of 17 funds in Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

48	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.13

PIMCO Strategic Global Government Fund, Inc.

Board of Directors (continued) (unaudited)

Name, Year of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Director; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Director	Principal Occupation(s) During Past 5 Years:

William B. Ogden, IV

Year of Birth: 1945

Director since: 2008

Term of office: Expected to stand for re-election at annual meeting of stockholders for the 2013-2014 fiscal year.

Trustee/Director of 65 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport

Year of Birth: 1953

Director since: 2010

Term of office: Expected to stand for re-election at annual meeting of stockholders for the 2015-2016 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director (since 2012), formerly, Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†

Year of Birth: 1959

Director since: 2008

Term of office: Expected to stand for re-election at annual meeting of stockholders for the 2014-2015 fiscal year.

Trustee/Director of 84 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Management Board and Managing Director of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Asset Management of America L.P. (since January 2005) and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

†	Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Fund’s Investment Manager and various affiliated entities.

1.31.13	PIMCO Strategic Global Government Fund, Inc. Annual Report	49

PIMCO Strategic Global Government Fund, Inc. Fund Officers (unaudited)

Name, Year of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Year of Birth: 1964 President & Chief Executive Officer since: 2008	Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 30 funds in the Fund Complex; President of 54 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex (2005-2010).

Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2008	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 84 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2008	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 84 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2008	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 84 funds in the Fund Complex.

Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 84 funds in the Fund Complex.

Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2011	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 84 funds in the Fund Complex.

Youse E. Guia Year of Birth: 1972 Chief Compliance Officer since: 2008	Director, Head of Compliance Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of 84 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2008	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 84 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

50	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.13

Directors	Fund Officers
Hans W. Kertess Chairman of the Board of Directors Deborah A. DeCotis Bradford K. Gallagher James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Youse E. Guia
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the stockholders of the PIMCO Strategic Global Government Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of stock of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s stockholder servicing agent at (800) 254-5197.

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $72,450 in 2012 and $80,000 in 2013.

b)	Audit-Related Fees. There were no audit related fees billed for each of the last two fiscal years.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $15,000 in 2012 and $15,530 in 2013. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Pimco Strategic Global Government Fund, Inc. (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Trust (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust (including affiliated sub-advisers to the Trust), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting. Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2012 Reporting Period was $7,376,610 and the 2013 Reporting Period was $9,728,200.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Deborah A. DeCotis, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV and Alan Rappaport.

ITEM 6.	SCHEDULE OF INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO Strategic Global Government Fund, Inc.

(the “Fund”)

PROXY VOTING POLICY

1.	It is the policy of the Fund that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Fund believes that the firms and/or persons purchasing and selling securities for the Fund and analyzing the performance of the Fund’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Fund and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Fund, on the other. Accordingly, the Fund’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Fund.

2.	The Fund delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Fund. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Fund’s current sub-advisers are set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of the Fund with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Fund’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Fund’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser of the Fund with proxy voting authority and how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Fund’s website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the Fund’s Chief Compliance Officer or Board of Directors, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser with proxy voting authority shall also be included in the Fund’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.	The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy will: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.	Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Description of Proxy Voting Policy and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of PIMCO, on behalf of each Fund, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable Fund’s portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

PIMCO exercises voting and consent rights directly with respect to debt securities held by a Fund. PIMCO considers each proposal regarding a debt security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO may determine not to vote a proxy for a debt or equity security if: (1) the effect on the applicable Fund’s economic interests or the value of the portfolio holding is insignificant in relation to the Fund’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable Fund, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service does not provide a recommendation or the portfolio managers of a Fund propose to override a recommendation by the Proxy Voting Service, and for all debt security proxies, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable Fund or between the Fund and another Fund or PIMCO-advised account. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable Fund, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a Fund, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Conflicts Committee with respect to specific types of conflicts. With respect to material conflicts of interest between a Fund and one or more other Funds or PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two Funds or accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each Fund’s or account’s best interests if the conflict exists between Funds or accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of April 4, 2013, the following individual has primary responsibility for the day-to-day implementation of the Pimco Strategic Global Government Fund, Inc. (“RCS” or the “Fund”):

Dan J. Ivascyn

Mr. Ivascyn has been the portfolio manager since October 2002. Mr. Ivascyn is a managing director, a member of the Executive Committee and portfolio manager of Pacific Investment Management Company LLC (“PIMCO”) in the Newport Beach office and is head of the mortgage credit portfolio management team. Prior to joining PIMCO in 1998, he was in the asset-backed securities group at Bear Stearns. He has 21 years of investment experience and holds an MBA in analytic finance from the University of Chicago Graduate School of Business. He received his undergraduate degree from Occidental College.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund managed by the Portfolio Manager as of January 31, 2013, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Dan J. Ivascyn	RCS	8	27,712.89	6	1,731.53*	31	7,948.22**

*	Of these Other Pooled Investment Vehicles, 2 accounts totaling $747.15 million in assets pay an advisory fee that is based in part on the performance of the accounts.
**	Of these Other Accounts, 3 accounts totaling $3,168.95 million in assets pays an advisory fee that is based in part on the performance of the account.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as a Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of January 31, 2013, the following explains the compensation structure of the individual who has primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•

Base Salary - Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•

Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•

Equity or Long Term Incentive Compensation - Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of January 31, 2013.

PIMCO Strategic Global Government Fund Inc.

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dan J. Ivascyn	$100,001 - $500,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Strategic Global Government Fund, Inc.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date: April 4, 2013

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: April 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date: April 4, 2013

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: April 4, 2013